UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07173

T. Rowe Price Personal Strategy Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2009

Item 1: Report to Shareholders

Personal Strategy Growth Fund	May 31, 2009

The views and opinions in this report were current as of May 31, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

The U.S. and global economies spiraled into an economic downturn of historic proportions during the year ended May 31, 2009, although scattered signs of stabilization began to appear toward the end of our reporting period. U.S. stocks plunged in this volatile environment, but a strong rally that began in March helped most major indices generate positive returns over the last six months. Most domestic fixed-income sectors generated solid 12-month returns as securities with a yield advantage over U.S. Treasuries rebounded strongly since the end of 2008. Although high-yield securities have rallied sharply year-to-date, their returns were still negative over the 12-month period as a result of the flight to higher-quality securities during the most turbulent months of 2008. Non-U.S. equities tumbled over the first half of the reporting period, but rallied in the latter half, led by emerging market stocks. Each of the Personal Strategy Funds declined for the 12-month period, but strong gains in the closing months of our reporting period helped to pare the losses.

The past year has been extraordinary by any measure as both the economy and markets have taken investors on a roller coaster ride of volatility. While we cannot predict what the coming months will bring, we are cautiously optimistic that the economy is stabilizing and expect a gradual recovery to begin in the coming quarters. Relying on our disciplined, fundamental approach to identify attractive long-term investment opportunities for our shareholders, we are encouraged by recent market strength and continue to position the funds for an eventual economic and market recovery.

MARKET ENVIRONMENT

The U.S. economy is mired in one of the deepest and longest downturns since the Great Depression, with gross domestic product contracting at an annualized rate exceeding 5% in the fourth quarter of 2008 and in the first quarter of 2009. The unemployment rate rose from 6.5% in October to 9.4% at the end of our reporting period, with further increases likely over the coming months. Consumers cut back on spending in the face of the uncertain employment outlook, shrinking home values, and a declining stock market.

The historic scope of the downturn led to an equally historic policy response from Washington. The Fed lowered the federal funds rate to a range of 0% to 0.25% in December, pushing the pedal of its traditional monetary driver to the floor. Through its “quantitative easing” program, the Fed began purchasing Treasury debt across a broad range of maturities in order to increase the money supply, keep long-term rates at low levels, and encourage investors to buy other securities. The Treasury Department initiated the Troubled Asset Relief Program (TARP), committing extraordinary sums of money to some of the nation’s largest financial institutions in order to ensure their solvency. Congress also enacted a $787 billion stimulus package in late February—the largest such program in absolute terms in history. Scattered signs of economic stabilization began to emerge toward the end of our reporting period, including a moderating pace of home price declines and increases in both consumer confidence and spending. While the economy appears to be in the process of bottoming, we anticipate economic weakness will persist for some time.

Stock Markets
U.S. stocks tumbled during most of the last 12 months as global economies and financial systems weakened significantly following last September’s shocking collapse of Lehman Brothers, and investors around the world fled the capital markets in favor of U.S. Treasury securities. However, equities rallied sharply from their March lows amid early signs that the economy is in the process of bottoming and that government measures to stabilize the financial markets may be starting to bear fruit.

Growth and value stocks across all market capitalizations suffered extraordinary losses over the last year. Over the last six months of our reporting period, stocks have rebounded moderately, with the S&P 500 Index returning 4.05%.

Non-U.S. stocks also plunged over the first half of our reporting period as the economic and financial crisis spread and investors fled equities en masse. In the one-year period, equities in developed and emerging markets suffered severe losses. However, markets rebounded sharply in the last six months, helped by the U.S. dollar’s weakness versus other currencies and the strong rebound in emerging markets. Stocks in developed European markets produced less robust returns than emerging markets, while Japanese stocks were mostly flat in dollar terms.

Bond Markets
U.S. Treasury yields declined across all maturities over the last year as investors rushed to the safety of securities backed by the full faith and credit of the U.S. government and the Fed slashed the fed funds rate. In the last six months, however, Treasury yields have rebounded from their lowest levels (and Treasury bond prices have fallen) in anticipation of heavy new issuance in the months ahead and concerns that the government’s massive stimulus efforts could produce significant inflation after the economy recovers. As the financial markets have stabilized, fixed-income investors have become less risk averse and sought attractive yields and discounted valuations in other bond market sectors, especially the high-yield market.

Domestic bond returns over the last year were mostly positive, thanks to a brisk rebound in 2009 by non-Treasury bond sectors that had lagged Treasuries in the fourth quarter of last year. In the one-year period, agency mortgage-backed securities and U.S. Treasuries fared best, while municipal and asset-backed securities produced more modest gains. Investment-grade corporate bonds were flat and high-yield bonds fell moderately. In the last six months, high-yield debt produced extraordinary gains, as signs of stabilization in financial markets and the economy encouraged investors to seek higher-yielding securities. Asset-backed securities, investment-grade corporate bonds, and municipal securities were less robust but still performed very well. Agency mortgage-backed securities lagged with moderate gains. U.S. government bonds were flat, as prices fell in response to a rebound in Treasury yields, offsetting income. The Barclays Capital U.S. Aggregate Index, which measures the performance of domestic taxable investment-grade bonds, returned 5.10% in the last six months and 5.36% for the one-year period.

STRATEGY AND PERFORMANCE REVIEW

All of the Personal Strategy Funds posted negative returns for the 12-month period and underperformed their respective benchmarks. However, strong security selection within the portfolios and solid performance from our high-yield bonds boosted second-half returns, which significantly outpaced the benchmarks and helped pare the losses suffered over the first six months of the reporting period.

Stocks
The global economic slide in 2008 and early 2009 weighed on global stocks of virtually all styles and market capitalization ranges over the last 12 months. While the funds’ equity holdings were among the largest drags on absolute 12-month performance across both U.S. and non-U.S. equities, our U.S. stocks outperformed for the period relative to the style-specific benchmarks. Fund performance relative to the combined index portfolios was hampered by our tactical underweight position in small-cap stocks, which outperformed relative to their large-cap counterparts.

Among domestic equities, strong stock selection across both large-cap and small-cap stocks helped returns relative to the Russell 3000 Index over the last 12 months. However, underperformance in our international portfolios versus the MSCI All Country World Index ex-U.S. mitigated the outperformance of our domestic equity holdings, primarily due to relative weakness in our emerging markets stock allocation. Returns were volatile and varied by both region and sector in the emerging markets universe. After a challenging 2008, Asian and Latin American shares rallied sharply over the last six months behind improved commodities demand, but plunging oil prices and ongoing financial and economic challenges plagued our holdings in the Middle East and Africa throughout last year.

We increased our allocation to international equity relative to domestic equity toward the end of the period because we believe that valuations are favorable in non-U.S. markets as they currently price in continued economic weakness. We have also reduced our overweight to large-cap versus small-cap stocks as the valuation differential has moved closer to long-term levels. Additionally, we increased our allocation to value stocks and, as a result, moved to a neutral allocation between growth and value equities. We believe that value shares stand to benefit as corporate earnings prospects increase from their trough levels, even though growth stocks with consistent above-market earnings have fared better during the current earnings downturn and are inexpensive relative to historic valuations.

Over the last six months, strong stock selection in the underlying portfolios was the primary driver of our outperformance on both an absolute and relative basis. Depressed market valuations in late 2008 and early 2009 provided opportunities for our underlying managers to purchase stocks of companies with strong long-term prospects selling at attractive levels. This supported favorable returns in the most recent six-month period as markets rebounded. Additionally, our tactical overweight to equities was also a strong contributor to performance as stocks outperformed bonds. The funds benefited from an overweight to growth stocks relative to value stocks for most of the period; however, an underweight to small-cap stocks relative to large-cap stocks hurt performance as small-cap stocks outperformed.

Our equity holdings provide a good example of the volatility experienced over the past year. The funds’ financial and information technology stocks were among our biggest detractors for the 12-month period; however, many of the same stocks performed very well over the last six months, helping to drive the strong positive performance for the period. Among the funds’ larger equity positions, global investment bank Goldman Sachs has diversified capital markets operations, a leading prime brokerage business, and a large and diversified asset management business. Benefiting from a unique franchise that has even greater differentiation now that its weaker peers have fallen away, we believe that Goldman is poised for solid long-term gains. Despite the significant challenges of the past year, State Street appears well positioned to regain its former blue chip status as long as credit markets remain sound and the economy resumes some level of growth in the coming quarters. Driven by a stable of segment-leading products like the iconic iPhone and iPod, technology holding Apple is a well-managed, cash-rich company that continues to generate strong sales and earnings growth even in this challenging environment. Although the short- to intermediate-term environment remains challenging, we believe that Web powerhouse Google is a solid long-term investment based on the strength of its core search engine business, with substantial growth opportunities in its YouTube video content site and mobile phone search business. (Please refer to each fund’s separate financial statements for a complete listing of holdings and the amount each represents in the portfolio.)

Bonds
Our allocation to high-yield bonds drove the performance of our fixed-income portfolio. Over the 12-month period, concerns about rising defaults and brisk selling by many investment managers drove yields on high-yield bonds to all-time highs in late 2008. (Bond yields and prices move in opposite directions.) As a result, our exposure to high-yield bonds weighed on the funds’ absolute returns for the year as the latter half of 2008 proved to be the worst period in the history of the asset class. The poor performance of high-yield bonds also detracted from the funds’ relative 12-month performance as the sector significantly underperformed our fixed-income benchmark, the Barclays Capital U.S. Aggregate Index. Over the last six months, however, the performance of high-yield bonds improved dramatically as lower-quality issues rallied from their historic lows, generating both robust income and capital appreciation as investors became increasingly risk tolerant. We believe that the prospects of an eventual economic recovery should help to support the high-yield market and offset pressures from rising default rates.

Within our fixed-income allocation, we remain underweight high-yield bonds relative to investment grade although we have moderated that underweight due to the significant spread between the yields of high-yield bonds and Treasuries. Additionally, we have initiated an allocation to emerging markets bonds and continue to increase the position as yield spreads remain wide relative to recent history and expanded policy initiatives from the International Monetary Fund have lessened the default risks. Over the long term, we believe our exposure to emerging markets bonds expands our opportunity set, offering enhanced diversification and income potential. Emerging markets bonds offer an attractive risk/reward profile as volatility has subsided significantly since the late 1990s. The asset class is now more diverse and liquid, the underlying investor base has become much more stable, and credit quality has improved along with the economic fundamentals of the sector. We have also increased our allocation to non-U.S. dollar bonds.

Personal Strategy Income Fund

The Personal Strategy Income Fund returned 12.37% for the six-month period ended May 31, 2009, significantly outperforming both its combined index portfolio and the Barclays Capital U.S. Aggregate Index. For the 12-month period, the fund posted a -12.80% return, modestly trailing its combined index portfolio while underperforming the Barclays Capital U.S. Aggregate Index. The fund’s high-yield bond exposure and strong equity performance helped returns over the last six months of the reporting period. However, these same asset classes weighed on the fund’s 12-month returns as their strong performance over recent months could not overcome the losses from 2008. Relative to their style benchmarks, security selection in underlying portfolios benefited returns over both the 6- and 12-month periods.

We continue to overweight the fund’s equity exposure relative to fixed income given the low yields on government bonds. While the Fed’s quantitative easing program has lowered U.S. Treasury rates, an increased supply of new Treasuries could provide upward pressure on interest rates. At the end of the reporting period, the fund’s overall target equity allocation was 45% versus a neutral allocation of 40%, and we have sought to regularly rebalance back to the target equity allocation when strong equity markets move our allocation above the target level. We maintain a modest underweight to small-cap stocks versus large-caps, although that underweight has been moderated due to valuations in the small-cap sector. Relative underperformance by small-cap stocks in the fourth quarter of 2008 and the first quarter of 2009 narrowed the gap between small-cap and large-cap valuations.

Within fixed income, we maintain an overweight position in investment-grade U.S. bonds and remain underweight in high-yield bonds, but have moderated that underweight as a result of the attractive valuations in the high-yield sector. Additionally, we initiated a position in emerging markets bonds and continue to increase our allocations to both emerging markets bonds as well as non-U.S. dollar bonds. The fund’s target allocation to bonds stood at 43% versus a 40% neutral allocation.

Personal Strategy Balanced Fund

For the six-month period ended May 31, 2009, the Personal Strategy Balanced Fund posted a 15.04% return and significantly outperformed both its combined index portfolio and the Merrill Lynch-Wilshire Capital Market Index. For the 12-month period, the fund recorded a -20.08% return, underperforming both the combined index portfolio and the Merrill Lynch-Wilshire index. Our allocation to high-yield bonds along with strong equity results helped performance over the last six months of the reporting period. However, these same assets weighed on the fund’s returns for the year as their strong performance over recent months could not overcome the losses from 2008. Positive security selection within underlying portfolios relative to their style-specific benchmarks benefited the fund’s 6- and 12-month returns.

Based mainly on the low yields among government bonds, we continue to overweight the fund’s equity exposure relative to fixed income. While the Federal Reserve’s quantitative easing program has resulted in lower U.S. Treasury rates, increased Treasury issuance supply could pressure interest rates higher. At the end of the reporting period, the fund’s overall target equity allocation was 65% versus a neutral allocation of 60%, and we have sought to regularly rebalance to the target equity allocation when strong equity markets move our allocation above the target level. Although we maintain a modest underweight to small-cap relative to large-cap stocks, we have reduced the underweight as relative underperformance by small-caps in the fourth quarter of 2008 and the first quarter of 2009 have moved small- and large-cap valuations closer together.

Among the fund’s fixed-income allocations, we maintained an overweight position in investment-grade U.S. bonds and remained underweight to high-yield bonds, although we have reduced the size of this underweight due to the outlook for high-yield issues as a result of the historically depressed valuations in the sector. Additionally, we initiated a position in emerging markets bonds and continue to increase our allocations to both emerging markets bonds as well as non-U.S. dollar bonds. The fund’s target allocation to bonds stood at 32% versus a 30% neutral allocation.

Personal Strategy Growth Fund

For the six-month period ended May 31, 2009, the Personal Strategy Growth Fund returned 15.98%, significantly outperforming both its combined index portfolio and the Merrill Lynch-Wilshire Capital Market Index. For the 12-month period, the fund posted a -28.04% return, lagging both the combined index portfolio and the Merrill Lynch-Wilshire index. The fund’s high-yield bond exposure and strong equity performance helped performance over the last six months of the reporting period. However, these same asset classes weighed on the fund’s 12-month returns as their strong performance over recent months could not overcome the losses of 2008. Positive security selection within underlying portfolios relative to style-specific benchmarks contributed positively to returns over the 6- and 12-month periods.

We continue to overweight the fund’s equity exposure relative to fixed income, considering the low yields on government bonds. While the Federal Reserve’s quantitative easing program has lowered rates on U.S. Treasuries, new issuance and increased supply may put upward pressure on interest rates. At the end of the reporting period, the fund’s overall target equity allocation was 85% versus a neutral allocation of 80%, and we have sought to regularly rebalance to the target equity allocation when strong equity markets move our allocation above the target level. We maintain a modest underweight to small-cap stocks in relation to large-caps, although we have moderated this underweight due to valuations in the small-cap sector as relative underperformance in the fourth quarter of 2008 and the first quarter of 2009 narrowed the valuation differential with large-caps.

Among our fixed-income allocations, we maintain an overweight position in investment-grade U.S. bonds and remain underweight in high-yield bonds. However, we reduced the size of this underweight position as the outlook for high-yield issues improved due to the historically depressed valuations in the sector. Additionally, we initiated a position in emerging markets bonds and continue to increase our allocations to both emerging markets bonds as well as non-U.S. dollar bonds. The fund’s target allocation to bonds and cash was 15% versus a 20% neutral allocation.

OUTLOOK

We continue to overweight the fund’s equity exposure relative to fixed income given low yields on government bonds. While the U.S. Federal Reserve’s quantitative easing program has lowered U.S. Treasury rates, elevated levels of new Treasury supply could provide upward pressure on interest rates. We have moved to a modest overweight in both developed and emerging non-U.S. equity markets relative to U.S. equities based on attractive valuations. The long-term growth story of emerging markets remains promising, although the timing and scope of recovery will vary from country to country.

We have moved to a neutral bias between growth and value stocks. The value segment could benefit as corporate earnings prospects begin to tick up from their low levels, although growth stocks with consistent above-market earnings have fared better during the current earnings downturn. We have reduced our underweight to small-cap stocks relative to large-caps as underperformance by small-cap stocks in the fourth quarter of 2008 and the first quarter of 2009 has brought valuations closer in line with each other.

Among bonds, we are modestly underweighting high-yield bonds relative to investment-grade corporates in light of ongoing economic weakness and rising default rates. This highlights the importance of our fundamental credit research, which remains a critical part of our security-selection process in the current uncertain environment.

We realize that the volatility and losses of the past year have been extremely upsetting for our fellow shareholders. However, we are encouraged by the recent signs of stabilization in economic conditions and the funds’ performance. We continue to believe that our commitment to broad diversification across asset classes and our emphasis on strong fundamental research in seeking investment opportunities will continue to serve our clients well over the long term.

Respectfully submitted,

Edmund M. Notzon III
Chairman of the funds’ Investment Advisory Committee

June 12, 2009

The committee chairman has day-to-day responsibility for managing the portfolios and works with committee members in developing and executing the funds’ investment programs.

RISKS OF INVESTING

As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High-yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high-yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

Funds that invest overseas may carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Barclays Capital U.S. Aggregate Index: An unmanaged index that tracks investment-grade corporate and government bonds.

Citigroup 3-Month Treasury Bill Index: An unmanaged index that tracks short-term U.S. government debt instruments.

Combined index portfolios: Unmanaged portfolios composed of the following underlying indexes:

• Personal Strategy Income—40% stocks (32% Russell 3000 Index, 8% MSCI All Country World ex-U.S. Index), 40% bonds (Barclays Capital U.S. Aggregate Index), and 20% money market securities (Citigroup 3-Month Treasury Bill Index).

• Personal Strategy Balanced—60% stocks (48% Russell 3000 Index, 12% MSCI All Country World ex-U.S. Index), 30% bonds (Barclays Capital U.S. Aggregate Index), and 10% money market securities (Citigroup 3-Month Treasury Bill Index).

• Personal Strategy Growth—80% stocks (64% Russell 3000 Index, 16% MSCI All Country World ex-U.S. Index) and 20% bonds (Barclays Capital U.S. Aggregate Index).

Credit Suisse High Yield Index: Tracks the performance of domestic noninvestment-grade corporate bonds.

Duration: A measure of a bond or bond fund’s sensitivity to changes in interest rates. For example, a fund with a four-year duration would fall about 4% in response to a one-percentage-point rise in interest rates and vice versa.

Merrill Lynch-Wilshire Capital Market Index: A market capitalization-weighted index including the Wilshire 5000, Merrill Lynch High Yield II, and Domestic Master indexes.

MSCI All Country World Index ex-U.S: An index that measures equity market performance of developed and emerging countries, excluding the U.S.

MSCI Emerging Markets Index: A capitalization-weighted index of stocks from 26 emerging market countries that only includes securities that may be traded by foreign investors.

Russell 3000 Index: An index that tracks the performance of the 3,000 largest U.S. companies, representing approximately 98% of the investable U.S. equity market.

S&P 500 Stock Index: An index that tracks the stocks of 500 primarily large-cap U.S. companies.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Yield curves typically slope upward, indicating that longer maturities offer higher yields. When the yield curve is flat, there is little or no difference between the yields offered by shorter- and longer-term securities.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights For a share outstanding throughout each period

	Year Ended 5/31/09‡	5/31/08‡	5/31/07‡	5/31/06‡	5/31/05‡
NET ASSET VALUE					
Beginning of period	$ 23.79	$ 27.71	$ 23.81	$ 21.71	$ 19.68
Investment activities					
Net investment income	0.33(1)	0.40(1)	0.36(1)	0.32(1)	0.29(1)
Net realized and unrealized gain (loss)	(7.06)	(1.46)	4.53	2.28	2.03
Total from investment activities	(6.73)	(1.06)	4.89	2.60	2.32
Distributions					
Net investment income	(0.34)	(0.40)	(0.36)	(0.21)	(0.27)
Net realized gain	–	(2.46)	(0.63)	(0.29)	(0.02)
Total distributions	(0.34)	(2.86)	(0.99)	(0.50)	(0.29)
NET ASSET VALUE					
End of period	$ 16.72	$ 23.79	$ 27.71	$ 23.81	$ 21.71

Ratios/Supplemental Data

	5/31/09	5/31/08	5/31/07	5/31/06	5/31/05
Total return(2)	(28.04)%(1)	(3.93)%(1)	20.92%(1)	12.02%(1)	11.80%(1)
Ratio of total expenses to average net assets	0.87%(1)	0.81%(1)	0.84%(1)	0.92%(1)	0.99%(1)
Ratio of net investment income to average net assets	1.90%(1)	1.56%(1)	1.43%(1)	1.35%(1)	1.38%(1)(3)
Portfolio turnover rate	55.7%	57.7%	50.1%	36.5%	52.1%
Net assets, end of period (in millions)	$ 867	$ 1,272	$ 1,236	$ 984	$ 765

‡ Per share amounts calculated using average shares outstanding method.

(1) See Note 6. Excludes expenses permanently waived of 0.04%, 0.02%, 0.01%, 0.01%, and 0.01%, of average net assets for the years ended 5/31/09, 5/31/08, 5/31/07, 5/31/06, and 5/31/05 respectively, related to investments in T. Rowe Price mutual funds.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

(3) Includes the effect of a one-time special dividend (0.17% of average net assets) that is not expected to recur.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 81.6%		
CONSUMER DISCRETIONARY 12.2%		
Auto Components 0.2%		
Aisin Seiki (JPY)	17,600	351
Autoliv, GDR (SEK)	12,491	349
GKN (GBP)	153,791	305
Koito Manufacturing (JPY)	48,000	492
Strattec Security	1,400	19
TRW Automotive (1)	26,900	240
		1,756
Automobiles 0.6%		
BMW (EUR) (2)	55,296	1,993
Harley-Davidson	88,800	1,507
Honda (JPY)	21,400	621
Toyota Motor (JPY)	37,900	1,518
		5,639
Distributors 0.1%		
Jardine Cycle & Carriage (SGD)	36,000	412
Pacific Brands (AUD)	365,686	230
		642
Diversified Consumer Services 0.6%		
American Public Education (1)	2,900	95
Apollo Group, Class A (1)	25,500	1,507
Benesse (JPY)	18,300	769
Corinthian Colleges (1)	20,800	320
Grand Canyon Education (1)	1,200	16
H&R Block	130,400	1,904
Matthews International, Class A	6,600	188
		4,799
Hotels, Restaurants & Leisure 1.6%		
BJ's Restaurants (1)	11,300	162
Brinker	16,400	294

Compass Group (GBP)	62,700	363
International Game Technology	131,700	2,286
Marriott, Class A	74,000	1,729
McDonald's	54,600	3,221
MGM Mirage (1)	173,200	1,292
Mitchells & Butlers (GBP) (1)	68,588	273
Panera Bread, Class A (1)	6,900	367
PF Chang's China Bistro (1)	8,500	271
Red Robin Gourmet Burgers (1)	9,100	157
Sonic (1)	24,193	228
The Cheesecake Factory (1)	21,650	370
Wynn Resorts (1)	800	30
Yum! Brands	80,300	2,781
		13,824
Household Durables 0.8%		
American Greetings, Class A	4,700	32
Fortune Brands	74,900	2,622
Leggett & Platt	13,700	201
Makita (JPY) (2)	12,700	283
Meritage (1)	14,000	292
Newell Rubbermaid	183,900	2,117
Sony, ADR	49,800	1,306
Standard Pacific (1)	12,200	30
Tempur-Pedic	10,200	113
		6,996
Internet & Catalog Retail 1.6%		
Amazon.com (1)	133,300	10,396
Blue Nile (1)	1,500	69
Brown Group (GBP)	115,238	465
Expedia (1)	64,400	1,115
HSN (1)	4,500	51

priceline.com (1)	14,300	1,574
		13,670
Leisure Equipment & Products 0.1%		
Brunswick	25,500	118
Nikon (JPY)	31,000	467
Polaris Industries	700	22
Pool	12,075	211
		818
Media 3.5%		
Aegis Group (GBP)	179,121	238
Cablevision	194,000	3,692
Discovery Communications, Class A (1)	126,150	2,832
Discovery Communications, Class C (1)	199,650	4,161
DISH Network, Class A (1)	126,000	2,066
Informa (GBP)	55,522	218
Jupiter Telecommunications (JPY)	1,300	959
Knology (1)	16,100	129
Liberty Entertainment, Class A (1)	82,100	1,983
Liberty Media Capital, Class A (1)	96,300	1,338
McGraw-Hill	109,400	3,292
Meredith	12,200	329
New York Times, Class A	63,100	416
Sanoma (EUR) (2)	42,302	677
Scholastic	15,500	304
Television Broadcasts (HKD)	80,000	332
Time Warner	188,966	4,425
Time Warner Cable	79,600	2,451
WPP (GBP)	81,438	610
		30,452
Multiline Retail 0.9%		
Harvey Norman Holdings (AUD)	168,469	398
Kohl's (1)	147,000	6,243

Nike, Class B	18,300	1,044
		2,051
Total Consumer Discretionary		105,665

CONSUMER STAPLES 4.7%

Beverages 0.9%

Coca-Cola	63,300	3,112
Coca-Cola Enterprises	23,100	385
Compania Cervecerias Unidas, ADR	15,508	503
Kirin Holdings (JPY)	57,000	719
Lion Nathan (AUD)	114,991	1,085
PepsiCo	12,400	645
Pernod-Ricard (EUR) (2)	18,487	1,156
		7,605

Food & Staples Retailing 1.5%

Costco Wholesale	3,100	151
CVS Caremark	101,070	3,012
Lawson (JPY)	16,900	704
Tesco (GBP)	341,955	2,026
The Pantry (1)	10,500	209
Wal-Mart	137,100	6,819
		12,921

Food Products 1.1%

Dairy Crest (GBP)	103,193	474
Goodman Fielder (AUD)	319,231	328
Hershey Foods	15,000	528
House Foods (JPY)	21,500	323
Kraft Foods, Class A	33,200	867
Nestle (CHF)	100,519	3,653
Sara Lee	214,500	1,928
Seneca Foods, Class A (1)	2,200	56

Seneca Foods, Class B (1)	700	18
Unilever (GBP)	69,916	1,649
		9,824
Household Products 0.3%		
Kimberly-Clark	46,700	2,423
Procter & Gamble	325	17
		2,440
Personal Products 0.5%		
Alberto Culver	5,800	135
Avon	98,600	2,619
Kobayashi Pharmaceutical (JPY)	13,200	474
L'Oreal (EUR)	13,960	1,103
Mead Johnson Nutrition, Class A (1)	8,500	265
		4,596
Tobacco 0.4%		
Altria Group	91,500	1,564
Philip Morris International	44,900	1,914
		3,478
Total Consumer Staples		40,864
ENERGY 8.8%		
Energy Equipment & Services 2.9%		
Baker Hughes	49,800	1,945
BJ Services	162,900	2,548
Cameron International (1)	32,900	1,027
China Oilfield Services, H Shares (HKD)	1,086,000	1,198
Complete Production Services (1)	36,400	258
FMC Technologies (1)	39,400	1,640
Fugro, GDS (EUR) (2)	8,824	369
Gulf Island Fabrication	4,000	64
ION Geophysical (1)	20,300	57

Key Energy Services (1)	2,600	17
Modec (JPY) (2)	17,600	306
Saipem (EUR)	35,515	907
Schlumberger	171,700	9,826
Seacor Holdings (1)	7,700	588
Smith International	131,500	3,839
Subsea 7 (NOK) (1)(2)	63,600	674
Union Drilling (1)	4,700	46
		25,309

Oil, Gas & Consumable Fuels 5.9%

Arena Resources (1)	2,400	86
Beach Petroleum (AUD)	504,515	317
BG Group (GBP)	39,240	719
Bill Barrett (1)	20,400	694
BP (GBP)	48,178	398
BP, ADR	34,000	1,683
Chevron	1,200	80
Concho Resources (1)	16,400	526
ConocoPhillips	28,600	1,311
CONSOL Energy	53,200	2,190
EOG Resources	29,800	2,181
ExxonMobil	48,600	3,370
Forest Oil (1)	11,300	215
Foundation Coal Holdings	5,000	147
Geomet (1)	19,600	25
Holly	5,400	131
Mariner Energy (1)	26,192	379
Murphy Oil	64,200	3,788
Petroleo Brasileiro, ADR	89,800	3,140
Repsol (EUR)	51,600	1,160
Royal Dutch Shell, A Shares, ADR	77,600	4,183
Royal Dutch Shell, B Shares (GBP)	31,367	853
Royal Dutch Shell, B Shares, ADR	34,500	1,883

Southwestern Energy (1)	35,700	1,552
Spectra Energy	248,900	3,995
StatoilHydro (NOK) (2)	214,950	4,528
StatoilHydro, ADR	14,900	313
Suncor Energy	42,300	1,498
Sunoco	86,800	2,641
Total (EUR) (2)	30,221	1,749
Total, ADR	89,000	5,131
Walter Energy	4,700	153
Westmoreland Coal (1)	8,100	71
		51,090
Total Energy		76,399

FINANCIALS 14.9%

Capital Markets 5.1%

Affiliated Managers Group (1)	5,900	331
Ameriprise Financial	121,760	3,677
Bank of New York Mellon	83,700	2,325
Blackrock, Class A	3,600	574
Charles Schwab	132,050	2,324
Close Brothers Group (GBP)	31,397	338
Cohen & Steers	8,100	125
Credit Suisse (CHF)	400	18
Deutsche Bank (EUR) (2)	11,986	806
Franklin Resources	62,200	4,158
Goldman Sachs	60,800	8,790
Julius Baer (CHF)	18,166	774
Lazard	100,100	2,831
Macquarie Group (AUD)	22,308	574
Morgan Stanley	138,100	4,187
Northern Trust	66,500	3,834
Penson Worldwide (1)	15,500	153
Piper Jaffray (1)	10,000	361

Pzena Investment Management, Class A	2,900	19
Riskmetrics (1)	5,100	82
State Street	173,500	8,059
Waddell & Reed Financial, Class A	8,800	215
		44,555
Commercial Banks 3.4%		
Allied Irish Banks (EUR)	233,930	443
Australia & New Zealand Banking (AUD)	77,909	1,002
Banco Santander (EUR)	126,983	1,369
Barclays, ADR	59,340	1,146
BNP Paribas (EUR) (2)	24,609	1,711
BNP Paribas, Rights, 6/8/09 (EUR) (1)	24,609	—
China Citic Bank, H Shares (HKD)	2,200,000	1,234
Citizens Republic Bancorp (1)	18,800	21
DBS Group (SGD)	90,956	745
DnB Holdings (NOK) (1)	83,400	700
First Horizon National	237,600	2,885
Glacier Bancorp	24,663	409
Intesa Sanpaolo (EUR) (1)	240,904	871
KeyCorp	281,400	1,407
Nordea Bank (SEK) (2)	121,743	975
Pinnacle Financial Partners (1)	17,200	249
PNC Financial Services Group	25,200	1,148
Prosperity Bancshares	12,600	354
Signature Bank (1)	12,600	341
Societe Generale (EUR) (2)	11,191	654
Societe Generale, Rights, 6/10/09 (EUR) (1)	11,191	—
Standard Chartered (GBP)	82,695	1,689
Sumitomo Mitsui Financial (JPY) (2)	12,700	492
Sumitomo Trust & Banking (JPY)	143,000	679
SunTrust	29,100	383
Swedbank (SEK) (1)	31,200	188
Synovus Financial	20,500	67

TCF Financial	15,700	225
Texas Capital Bancshares (1)	14,400	221
The Bank of Yokohama (JPY)	131,000	648
U.S. Bancorp	117,600	2,258
Valley National Bancorp	25,446	309
Washington Trust Bancorp	7,000	118
Wells Fargo	160,800	4,100
WestAmerica	9,800	508
Western Alliance Bancorp (1)	19,500	135
		29,684
Consumer Finance 0.8%		
American Express	213,500	5,306
Capital One Financial	14,700	359
SLM Corporation (1)	160,700	1,062
		6,727
Diversified Financial Services 2.4%		
Bank of America	593,904	6,693
CME Group	2,900	933
Deutsche Boerse (EUR) (2)	7,200	629
Highlands Acquisition, Equity Units (1)	8,400	82
ING Groep, GDS (EUR)	33,958	362
IntercontinentalExchange (1)	28,400	3,061
JPMorgan Chase	222,700	8,218
MarketAxess Holdings (1)	10,600	112
Moody's	21,300	583
		20,673
Insurance 2.1%		
Aflac	52,400	1,860
Aon	34,100	1,228
Assured Guaranty	17,300	227
Aviva (GBP)	65,592	362
AXA (EUR)	46,317	867

Berkshire Hathaway, Class A (1)	16	1,466
CNP Assurances (EUR)	12,831	1,218
Hartford Financial Services	34,700	498
HCC Insurance Holdings	14,400	356
Infinity Property & Casualty	13,200	486
Markel (1)	1,400	399
Marsh & McLennan	108,200	2,047
Munich Re (EUR)	8,051	1,130
Prudential (GBP)	87,572	611
QBE Insurance (AUD)	60,190	943
Seabright Insurance (1)	8,100	65
Selective Insurance	18,700	247
Sony Financial Holdings (JPY)	201	587
Sun Life (CAD)	30,400	799
Suncorp-Metway (AUD)	65,096	311
Tokio Marine Holdings (JPY)	19,100	563
Willis Group Holdings	64,800	1,726
		17,996

Real Estate Investment Trusts (REITs) 0.4%

Anworth Mortgage Asset, REIT	13,400	89
Cousins Properties, REIT	15,100	136
DiamondRock Hospitality, REIT	47,400	308
EastGroup Properties, REIT	11,500	392
Equity One, REIT	18,600	269
Essex Property Trust, REIT	1,600	109
Great Portland Estates (GBP)	100,500	505
Hatteras Financial	3,700	92
LaSalle Hotel Properties, REIT	11,800	161
Mirvac Group (AUD)	175,813	163
Parkway Properties, REIT	10,800	141
SL Green Realty, REIT	12,100	277
Unibail-Rodamco (EUR)	5,806	934
		3,576

Real Estate Management & Development 0.6%		
China Overseas Land & Investment (HKD)	394,160	834
Goldcrest Company (JPY) (2)	13,650	345
Mitsui Fudosan (JPY)	45,000	752
St. Joe (1)	140,300	3,583
		5,514
Thrifts & Mortgage Finance 0.1%		
First Niagara Financial	32,200	409
MGIC Investment	13,400	58
NewAlliance Bancshares	18,800	243
Radian	13,400	38
		748
Total Financials		129,473
HEALTH CARE 9.8%		
Biotechnology 1.8%		
Acadia Pharmaceuticals (1)	3,300	6
Alexion Pharmaceutical (1)	8,000	292
Alkermes (1)	12,000	98
Amgen (1)	73,000	3,646
BioMarin Pharmaceutical (1)	7,700	108
Celgene (1)	77,000	3,252
Cephalon (1)	1,905	111
CSL (AUD)	40,409	946
Cubist Pharmaceuticals (1)	13,600	232
deCODE genetics (1)	5,000	2
Genzyme (1)	3,300	195
Gilead Sciences (1)	124,200	5,353
Incyte (1)	28,100	92
InterMune (1)	2,500	30
Martek Biosciences (1)	3,000	64
Myriad Genetics (1)	2,200	80

ONYX Pharmaceuticals (1)	4,300	102
Pharmasset (1)	6,700	70
Regeneron Pharmaceuticals (1)	5,900	90
Seattle Genetics (1)	3,500	32
Senomyx (1)	5,100	8
Theravance (1)	3,300	49
Vertex Pharmaceuticals (1)	8,516	254
		15,112
Health Care Equipment & Supplies 2.2%		
Alcon	4,300	466
Analogic	3,400	124
Angiodynamics (1)	5,900	72
Baxter International	43,400	2,222
Becton, Dickinson & Company	6,200	419
Boston Scientific (1)	96,100	903
C.R. Bard	10,000	715
Cooper Companies	3,000	79
Covidien	84,200	3,008
Edwards Lifesciences (1)	2,000	128
Elekta, B Shares (SEK) (2)	65,141	908
Immucor (1)	4,200	63
Integra LifeSciences (1)	3,400	88
Intuitive Surgical (1)	2,300	344
Masimo (1)	700	17
Medtronic	114,900	3,947
Meridian Bioscience	15,900	304
Micrus Endovascular (1)	4,300	39
ResMed (1)	1,100	41
St. Jude Medical (1)	93,200	3,637
Stereotaxis (1)	7,200	25
Steris	12,600	298
Stryker	22,400	861
Terumo (JPY)	11,100	466

TomoTherapy (1)	7,900	18
Wright Medical Group (1)	13,700	214
		19,406
Health Care Providers & Services 2.4%		
AMERIGROUP (1)	12,800	369
Cardinal Health	61,100	2,184
Catalyst Health Solutions (1)	12,900	276
Centene (1)	16,400	298
CIGNA	78,300	1,736
Express Scripts (1)	63,800	4,086
Healthways (1)	5,400	65
Henry Schein (1)	500	23
HMS Holdings (1)	4,900	172
LifePoint Hospitals (1)	16,900	460
McKesson	57,300	2,358
Medco (1)	118,700	5,447
PSS World Medical (1)	4,800	77
Skilled Healthcare, Class A (1)	9,100	86
Toho Holdings (JPY) (2)	12,400	125
WellPoint (1)	72,100	3,358
		21,120
Health Care Technology 0.1%		
Cerner (1)	3,100	181
Eclipsys (1)	10,400	153
MedAssets (1)	7,400	117
Vital Images (1)	6,500	76
		527
Life Sciences Tools & Services 0.0%		
Exelixis (1)	14,300	79
		79

Pharmaceuticals 3.3%

Allergan	69,700	3,076
Astellas Pharma (JPY)	20,100	683
Chugai Pharmaceutical (JPY)	21,500	393
Elan, ADR (1)	29,600	207
GlaxoSmithKline (GBP)	25,171	424
GlaxoSmithKline, ADR	47,300	1,595
Johnson & Johnson	61,800	3,409
Medicines Company (1)	12,000	92
Merck & Co.	69,100	1,906
Merck KGaA (EUR)	6,153	592
Novo Nordisk (DKK)	5,053	263
Pfizer	141,300	2,146
Roche Holding - Genusscheine (CHF)	18,275	2,494
Rohto Pharmaceutical (JPY)	38,000	386
Sanofi-Aventis (EUR)	34,003	2,166
Schering-Plough	63,400	1,547
Teva Pharmaceutical, ADR	47,300	2,193
Wyeth	114,800	5,150
Xenoport (1)	7,000	121
		28,843
Total Health Care		85,087

INDUSTRIALS & BUSINESS SERVICES 7.7%

Aerospace & Defense 1.1%

American Science Engineering	3,400	213
Finmeccanica (EUR)	54,724	775
Goodrich	12,400	602
Hexcel (1)	24,200	259
Honeywell International	45,500	1,509
Lockheed Martin	35,700	2,985
Moog, Class A (1)	8,200	196

Precision Castparts	5,000	413
QinetiQ (GBP)	220,784	524
Raytheon	29,300	1,308
Rolls-Royce (GBP) (1)	77,084	410
Rolls-Royce, C Shares (GBP) (1)	6,613,807	11
Transdigm Group (1)	4,100	161
		9,366
Air Freight & Logistics 0.1%		
Expeditors International of Washington	33,400	1,096
UTi Worldwide (1)	14,300	187
		1,283
Airlines 0.4%		
Southwest Airlines	463,900	3,127
		3,127
Building Products 0.1%		
American Woodmark	5,200	100
Builders FirstSource (1)	6,800	28
Gibraltar Industries	4,850	37
Simpson Manufacturing	4,400	92
Universal Forest Products	8,200	250
		507
Commercial Services & Supplies 0.6%		
American Reprographics (1)	27,500	240
Consolidated Graphics (1)	8,000	130
EnergySolutions	12,200	99
G & K Services, Class A	7,800	167
Mine Safety Appliances	7,100	166
Multi-Color	11,650	148
Republic Services	99,800	2,274
Ritchie Bros. Auctioneers	10,200	234
Waste Connections (1)	12,200	310

Machinery 1.9%		
3-D Systems (1)	9,900	68
Actuant, Class A	26,760	329
Cargotec (EUR)	17,812	299
Cascade	3,100	90
Charter International (GBP)	37,800	327
Colfax (1)	3,000	24
Danaher	120,500	7,272
Deere	28,400	1,235
ESCO Technologies (1)	8,400	341
Fanuc (JPY)	4,800	388
Gardner Denver Machinery (1)	8,100	230
Graco	8,050	179
Harsco	6,700	195
IDEX	9,950	232
Illinois Tool Works	87,500	2,825
Middleby (1)	6,500	292
Nordson	4,800	184
RBC Bearings (1)	12,800	236
Sun Hydraulics	1,800	29
Tennant	12,100	221
Terex (1)	1,600	21
Toro	8,100	250
Toshiba Machine (JPY)	55,000	213
Valmont Industries	7,700	528
Wabtec	3,200	114
		16,122
Marine 0.0%		
Nippon Yusen Kabushiki Kaish (JPY)	73,000	351
		351
Professional Services 0.1%		
Bureau Veritas (EUR) (2)	12,854	632

Kforce (1)	20,100	187
MPS Group (1)	33,300	253
Resources Connection (1)	13,100	243
		1,315
Road & Rail 0.5%		
Arriva (GBP)	70,901	514
Central Japan Railway (JPY)	84	538
Heartland Express	1,045	17
Knight Transportation	35,075	622
Landstar Systems	8,400	319
Union Pacific	48,200	2,375
		4,385
Trading Companies & Distributors 0.4%		
Applied Industrial Technologies	24,200	503
Fastenal	9,300	309
H&E Equipment Services (1)	17,500	115
Interline Brands (1)	14,800	198
Mitsubishi (JPY)	68,300	1,296
Mitsui (JPY)	63,200	803
W. W. Grainger	1,600	126
		3,350
Total Industrials & Business Services		66,585
INFORMATION TECHNOLOGY 15.1%		
Communications Equipment 2.9%		
Acme Packet (1)	5,500	43
ADTRAN	20,500	426
Alcatel-Lucent (EUR) (1)	157,553	402
Alcatel-Lucent, ADR (1)	568,100	1,443
Aruba Networks (1)	2,200	14
BigBand Networks (1)	4,300	22

Blue Coat Systems (1)	15,700	222
Cisco Systems (1)	90,900	1,682
Corning	64,900	954
Emulex (1)	8,000	88
Finisar (1)	159,283	103
IXIA (1)	12,900	79
Juniper Networks (1)	238,500	5,898
Nokia (EUR)	42,496	651
Nokia, ADR	43,400	664
Palm (1)	49,500	604
QUALCOMM	143,700	6,264
Research In Motion (1)	64,000	5,033
Riverbed Technology (1)	2,000	40
Sonus Networks (1)	54,600	123
Tandberg (NOK) (2)	41,900	697
		25,452

Computers & Peripherals 2.4%

3PAR (1)	1,100	10
Acer (TWD)	325,996	595
Apple (1)	98,700	13,404
Dell (1)	223,000	2,582
Hewlett-Packard	6,200	213
IBM	28,900	3,072
Intermec (1)	7,000	80
Wacom (JPY) (2)	277	478
Xyratex (1)	14,800	49
		20,483

Electronic Equipment, Instruments & Components 0.9%

DTS (1)	12,900	341
Electro Rent	4,300	41
First Solar (1)	10,800	2,052
Hamamatsu Photonics (JPY) (2)	25,000	493

Hosiden (JPY)	36,100	491
LG Display (KRW)	20,980	496
Measurement Specialties (1)	8,900	49
National Instruments	10,700	227
Newport (1)	6,500	38
Nippon Electric Glass (JPY)	88,000	855
Orbotech (1)	16,100	117
Tyco Electronics	156,100	2,711
Venture (SGD)	42,000	208
		8,119

Internet Software & Services 1.8%

Bankrate (1)	6,300	190
Digital River (1)	11,400	435
eBay (1)	400	7
Google, Class A (1)	24,320	10,147
Omniture (1)	21,500	254
OpenTable (1)	500	14
Tencent Holdings (HKD)	204,000	2,272
The Knot (1)	18,100	148
VeriSign (1)	54,800	1,283
Yahoo! (1)	43,400	687
		15,437

IT Services 1.8%

Accenture, Class A	46,700	1,398
Automatic Data Processing	3,300	126
Fiserv (1)	60,900	2,580
Genpact (1)	3,100	32
Global Payments	10,600	381
Logica (GBP)	162,860	195
MasterCard, Class A	15,100	2,663
NS Solutions (JPY)	18,200	251
RightNow Technologies (1)	13,800	121

Visa, Class A	40,600	2,749
Western Union	311,000	5,483
		15,979
Office Electronics 0.1%		
Canon (JPY)	11,500	382
		382
Semiconductor & Semiconductor Equipment 2.5%		
Advanced Analogic Technologies (1)	13,100	62
Advanced Energy Industries (1)	13,400	126
Altera	68,700	1,169
Analog Devices	97,100	2,370
ASML (EUR)	28,888	596
Atheros Communications (1)	6,700	112
Broadcom, Class A (1)	93,200	2,375
Brooks Automation (1)	1,306	5
Cavium Networks (1)	5,800	84
Conexant Systems (1)	10,050	12
Cymer (1)	14,100	391
Diodes (1)	20,150	310
FEI (1)	16,900	368
Formfactor (1)	7,100	129
Intel	57,300	901
Marvell Technology Group (1)	281,000	3,212
Mattson Technology (1)	15,800	20
National Semiconductor	10,300	143
Novellus Systems (1)	9,900	177
ON Semiconductor (1)	2,200	15
PDF Solutions (1)	13,800	26
PMC-Sierra (1)	6,700	51
Rubicon Technology (1)	8,200	75
Samsung Electronics (KRW)	1,164	522
Semitool (1)	17,500	86

Semtech (1)	21,500	346
Silicon Laboratories (1)	12,800	430
Sumco (JPY)	42,900	665
Texas Instruments	190,100	3,688
Veeco (1)	10,100	106
Xilinx	136,000	2,821
Zarlink Semiconductor (1)	32,800	16
		21,409

Software 2.7%

Adobe Systems (1)	23,400	659
Ariba (1)	12,500	118
Autodesk (1)	26,600	571
Bottomline Technologies (1)	12,400	120
Cadence Design Systems (1)	26,000	147
Catapult Communications (1)	1,300	12
DemandTec (1)	7,400	68
Electronic Arts (1)	85,800	1,973
FactSet Research Systems	13,150	696
Glu Mobile (1)	4,500	3
Jack Henry & Associates	38,900	715
McAfee (1)	84,400	3,311
Microsoft	586,900	12,260
Monotype Imaging (1)	13,700	77
Nintendo (JPY)	3,900	1,060
Oracle	27,500	539
Progress Software (1)	11,700	262
Pros Holdings (1)	7,300	58
Quest Software (1)	20,900	270
Red Hat (1)	11,400	227
Salary.com (1)	4,000	8
Sourcefire (1)	17,500	214
SPSS (1)	7,000	234

Wind River Systems (1)	17,700	140
		23,742
Total Information Technology		131,003
MATERIALS 3.7%		
Chemicals 1.9%		
Air Water (JPY)	33,000	343
Arch Chemicals	15,700	441
Asahi Kasei (JPY)	74,000	366
BASF (EUR)	25,818	1,090
DuPont	85,700	2,440
Hitachi Chemical (JPY)	33,100	516
Intrepid Potash (1)	7,700	251
Koppers	13,500	341
Monsanto	27,400	2,251
Potash Corporation of Saskatchewan	19,800	2,294
Praxair	50,100	3,667
Rockwood Holdings (1)	19,800	296
Syngenta (CHF)	3,422	833
Tosoh (JPY) (2)	109,000	341
Umicore (EUR) (2)	19,447	470
Wacker Chemie (EUR) (2)	5,941	741
		16,681
Construction Materials 0.1%		
Boral (AUD)	87,632	287
CEMEX, Equity Units (MXN)	192,404	187
Martin Marietta Materials	1,600	130
		604
Metals & Mining 0.9%		
Alcoa	126,300	1,164
BHP Billiton (AUD)	44,441	1,249

BHP Billiton (GBP)	31,600	757
Compass Minerals	1,000	54
Franco Nevada (CAD)	13,500	375
Freeport-McMoRan Copper & Gold	8,300	452
Haynes International (1)	8,100	186
Kobe Steel (JPY)	243,000	426
Lihir Gold (AUD) (1)	60,540	157
Rio Tinto (AUD)	13,136	686
SSAB, Series A (SEK) (2)	61,111	823
USX-U.S. Steel Group	33,400	1,138
		7,467
Paper & Forest Products 0.8%		
International Paper	132,800	1,908
MeadWestvaco	136,600	2,182
Weyerhaeuser	100,100	3,361
		7,451
Total Materials		32,203
TELECOMMUNICATION SERVICES 2.4%		
Diversified Telecommunication Services 0.8%		
AT&T	56,200	1,393
Cogent Communications Group (1)	10,600	83
France Telecom (EUR) (2)	40,582	992
Hutchison Telecommunications, Hong Kong Holdings (HKD) (1)	1,688,000	209
Premiere Global Services (1)	20,200	242
Qwest Communications International	131,900	575
Telefonica (EUR)	80,027	1,728
Telenor (NOK) (1)	79,100	669
Telstra (AUD)	175,134	437
TW Telecom, Class A (1)	22,500	267
		6,595

HEALTH CARE 0.1%		
Health Care Equipment & Supplies 0.1%		
Fresenius (EUR) (2)	15,853	907
Total Health Care		907
Total Preferred Stocks (Cost $1,008)		1,285
CONVERTIBLE PREFERRED STOCKS 0.3%		
FINANCIALS 0.3%		
Commercial Banks 0.2%		
Fifth Third Bancorp	20,400	1,811
		1,811
Diversified Financial Services 0.1%		
Citigroup	8,500	328
		328
Total Financials		2,139
INFORMATION TECHNOLOGY 0.0%		
Communications Equipment 0.0%		
Lucent Technologies	400	195
Total Information Technology		195
Total Convertible Preferred Stocks (Cost $1,562)		2,334
CONVERTIBLE BONDS 0.3%		
Alcoa, 5.25%, 3/15/14	365,000	581
IGT, 3.25%, 5/1/14 (3)	447,000	492
Newell Rubbermaid, 5.50%, 3/15/14	381,000	572
Newmont Mining, 1.625%, 7/15/17	247,000	298

Terex, 4.00%, 6/1/15	74,000	74
U.S. Steel, 4.00%, 5/15/14	188,000	234
Total Convertible Bonds (Cost $1,702)		2,251

CORPORATE BONDS 3.2%

3M, 5.70%, 3/15/37	140,000	135
ACE INA Holdings, 5.70%, 2/15/17	195,000	184
AFLAC, 8.50%, 5/15/19	145,000	152
Air Products & Chemicals, 4.15%, 2/1/13	125,000	127
Alabama Power, VR, 0.851%, 8/25/09	90,000	90
Altria Group, 8.50%, 11/10/13	75,000	85
Altria Group, 9.25%, 8/6/19	85,000	96
AMB Property, 6.30%, 6/1/13	85,000	76
American Express Credit, 5.875%, 5/2/13	160,000	153
American Express Credit, 7.30%, 8/20/13	70,000	72
Anheuser-Busch InBev, 5.375%, 11/15/14 (3)	120,000	119
Anheuser-Busch InBev, 7.20%, 1/15/14 (3)	108,000	115
Appalachian Power, 6.375%, 4/1/36	90,000	75
Arcelormittal, 5.375%, 6/1/13	160,000	148
AT&T, 5.80%, 2/15/19	365,000	377
AT&T, 6.45%, 6/15/34	205,000	188
AT&T, STEP, 7.30%, 11/15/11	70,000	77
AT&T Broadband, 8.375%, 3/15/13	140,000	156
AT&T Wireless, 7.875%, 3/1/11	110,000	120
AvalonBay Communities, 6.125%, 11/1/12	110,000	107
B.A.T. International Finance, 8.125%, 11/15/13 (3)	90,000	95
Baltimore Gas & Electric, 5.90%, 10/1/16	210,000	205
Bank of America, 7.375%, 5/15/14	525,000	555
Bank of New York Mellon, 4.30%, 5/15/14	10,000	10

Bank of New York Mellon, 4.50%, 4/1/13	160,000	164
Barclays Bank, 6.75%, 5/22/19	100,000	99
Barrick Gold Finance, 6.125%, 9/15/13	140,000	149
BB&T, 5.70%, 4/30/14	135,000	137
BB&T Capital Trust II, 6.75%, 6/7/36	100,000	68
BHP Finance (USA), 5.40%, 3/29/17	125,000	129
Black Hills, 6.50%, 5/15/13	90,000	82
Boardwalk Pipelines, 5.50%, 2/1/17	90,000	78
British Sky Broadcasting, 6.10%, 2/15/18 (3)	250,000	236
British Telecommunications, 5.15%, 1/15/13	165,000	161
Buckeye Partners, 6.05%, 1/15/18	75,000	65
Bunge Finance, 5.90%, 4/1/17	245,000	221
Canadian National Railway, 6.25%, 8/1/34	80,000	80
Canadian National Railway, 6.375%, 11/15/37	45,000	46
Canadian Natural Resources, 6.25%, 3/15/38	155,000	142
Capital One Capital IV, VR, 6.745%, 2/17/37	225,000	147
Capital One Financial, 7.375%, 5/23/14	75,000	77
Cardinal Health, VR, 1.462%, 10/2/09	130,000	129
Caterpillar, 8.25%, 12/15/38	20,000	24
Caterpillar Financial Services, 4.25%, 2/8/13	155,000	155
Caterpillar Financial Services, 5.85%, 9/1/17	125,000	117
Celulosa Arauco y Constitucion, 5.125%, 7/9/13	175,000	168
Centerpoint Energy, 7.25%, 9/1/10	75,000	76
Citigroup, 5.50%, 8/27/12	170,000	164
Citigroup, 5.50%, 4/11/13	195,000	187
Citigroup, 8.50%, 5/22/19	245,000	255
Coca-Cola, 4.875%, 3/15/19	150,000	152
Comcast, 5.70%, 5/15/18	90,000	89
ConocoPhillips, 5.75%, 2/1/19	200,000	207

Consumers Energy, 6.00%, 2/15/14	115,000	122
Cooper, 6.10%, 7/1/17	160,000	155
Countrywide Home Loans, 4.125%, 9/15/09	305,000	305
Cox Communications, 6.25%, 6/1/18 (3)	160,000	155
Cox Communications, 7.125%, 10/1/12	85,000	87
Credit Suisse, 5.50%, 5/1/14	170,000	173
Credit Suisse First Boston (USA), 5.50%, 8/16/11	120,000	127
Credit Suisse Guernsey, VR, 5.86%, 5/29/49	160,000	102
CRH America, 6.00%, 9/30/16	170,000	144
CSC Holdings, 8.50%, 4/15/14 (3)	350,000	348
DaimlerChrysler, 6.50%, 11/15/13	120,000	120
DaimlerChrysler, VR, 1.466%, 8/3/09	245,000	244
Devon Financing, 7.875%, 9/30/31	100,000	108
Diamond Offshore Drilling, 4.875%, 7/1/15	85,000	80
Diamond Offshore Drilling, 5.15%, 9/1/14	65,000	65
Diamond Offshore Drilling, 5.875%, 5/1/19	25,000	25
Duke Energy, 6.30%, 2/1/14	45,000	48
Duke Realty, 6.25%, 5/15/13	90,000	79
Dun & Bradstreet, 5.50%, 3/15/11	85,000	87
El DuPont de Nemours, 5.60%, 12/15/36	155,000	140
El Paso Electric, 6.00%, 5/15/35	145,000	97
El Paso Natural Gas, 5.95%, 4/15/17	55,000	51
Eli Lilly, 5.55%, 3/15/37	155,000	144
Emerson Electric, 5.00%, 4/15/19	35,000	36
EnCana, 5.90%, 12/1/17	165,000	163
EnCana, 6.50%, 8/15/34	155,000	140
Enterprise Products Operations, 6.30%, 9/15/17	85,000	83
EOG Resources, 5.875%, 9/15/17	105,000	110
ERAC USA Finance, 5.60%, 5/1/15 (3)	305,000	261

ERP Operating, 5.25%, 9/15/14	110,000	104
Federal Realty Investment Trust, 6.00%, 7/15/12	80,000	75
Fifth Third Bancorp, 6.25%, 5/1/13	150,000	143
Fifth Third Bancorp, 8.25%, 3/1/38	110,000	83
France Telecom, STEP, 7.75%, 3/1/11	137,000	149
Freeport-McMoRan Copper & Gold, 8.375%, 4/1/17	140,000	140
GE Capital, 5.90%, 5/13/14	300,000	310
Genentech, 4.75%, 7/15/15	100,000	100
General Mills, 5.25%, 8/15/13	75,000	78
General Mills, 5.65%, 2/15/19	35,000	36
Goldman Sachs, 6.00%, 5/1/14	150,000	155
Goldman Sachs, 6.15%, 4/1/18	280,000	273
Goldman Sachs Capital I, 6.345%, 2/15/34	116,000	94
Gulfstream Natural Gas, 6.95%, 6/1/16 (3)	20,000	20
HBOS, 6.00%, 11/1/33 (3)	250,000	138
Hess, 7.875%, 10/1/29	65,000	65
Hess, 8.125%, 2/15/19	30,000	33
Highmark, 6.80%, 8/15/13 (3)	90,000	84
Home Depot, 5.40%, 3/1/16	155,000	153
Honeywell International, 5.30%, 3/1/18	160,000	166
Hospitality Properties Trust, 5.625%, 3/15/17	130,000	94
HSBC Holdings, 6.50%, 5/2/36	100,000	92
Illinois Power, 6.125%, 11/15/17	50,000	48
International Lease Finance, 5.30%, 5/1/12	270,000	210
International Lease Finance, 5.45%, 3/24/11	160,000	138
International Lease Finance, 6.625%, 11/15/13	240,000	186
J.C. Penney, 9.00%, 8/1/12	165,000	168
Jefferies Group, 5.875%, 6/8/14	94,000	79
Jefferies Group, 6.25%, 1/15/36	115,000	69

Jersey Central Power & Light, 5.65%, 6/1/17	205,000	192
John Deere Capital, 5.50%, 4/13/17	100,000	100
JPMorgan Chase, 4.75%, 5/1/13	225,000	229
JPMorgan Chase, 6.40%, 5/15/38	155,000	155
JPMorgan Chase Capital XXII, 6.45%, 2/2/37	145,000	113
Kellogg, 4.25%, 3/6/13	115,000	118
Kinder Morgan Finance, 5.70%, 1/5/16	175,000	150
Kroger, 7.50%, 1/15/14	50,000	56
Kroger, 8.05%, 2/1/10	120,000	125
Lafarge, 6.15%, 7/15/11	70,000	68
Lubrizol, 8.875%, 2/1/19	35,000	39
Mack-Cali Realty, 5.125%, 2/15/14	120,000	95
Mack-Cali Realty, 5.80%, 1/15/16	80,000	61
Macy's, 5.35%, 3/15/12	105,000	96
Marathon Oil, 5.90%, 3/15/18	195,000	187
Marathon Oil, 6.00%, 10/1/17	160,000	155
Marathon Oil, 6.60%, 10/1/37	60,000	53
MDC Holdings, 5.50%, 5/15/13	160,000	151
Medtronic, 4.75%, 9/15/15	250,000	252
Merrill Lynch, 5.45%, 2/5/13	145,000	139
MetLife, 6.125%, 12/1/11	120,000	126
MetLife, 6.75%, 6/1/16	25,000	25
MGM Mirage, 10.375%, 5/15/14 (3)	100,000	104
MGM Mirage, 11.125%, 11/15/17 (3)	125,000	131
Mizuho Capital Investment, VR, 6.686%, 12/31/49 (3)	56,000	36
Monongahela Power, 5.70%, 3/15/17 (3)	160,000	137
Morgan Stanley, 6.00%, 4/28/15	320,000	316
Morgan Stanley, 7.30%, 5/13/19	450,000	463
MUFG Capital Financial, VR, 6.346%, 7/29/49	100,000	84

Nabors Industries, 6.15%, 2/15/18	55,000	51
Nationwide Mutual Insurance, 6.60%, 4/15/34 (3)	65,000	36
NLV Financial, 7.50%, 8/15/33 (3)	70,000	52
Northern States Power, 5.25%, 3/1/18	80,000	82
Northern Trust, 4.60%, 2/1/13	50,000	49
Northern Trust, 5.30%, 8/29/11	100,000	107
Northern Trust, 5.50%, 8/15/13	75,000	79
Northrop Grumman, 7.125%, 2/15/11	145,000	156
NVR, 5.00%, 6/15/10	55,000	55
Pacific Gas & Electric, 4.80%, 3/1/14	95,000	98
Pacific Gas & Electric, 6.35%, 2/15/38	75,000	78
PepsiCo, 4.65%, 2/15/13	60,000	63
Petro-Canada, 6.80%, 5/15/38	45,000	37
Placer Dome, 6.45%, 10/15/35	170,000	148
PNC Funding, 5.625%, 2/1/17	150,000	131
Potash Corporation of Saskatchewan, 5.25%, 5/15/14	15,000	16
Praxair, 4.625%, 3/30/15	155,000	153
Praxair, 5.20%, 3/15/17	155,000	153
Principal Financial, 6.05%, 10/15/36	115,000	91
Principal Life Global Funding I, 5.125%, 10/15/13 (3)	110,000	104
Reckson Operating, 6.00%, 3/31/16	105,000	67
Regency Centers, 5.875%, 6/15/17	65,000	49
Rio Tinto Finance, 5.875%, 7/15/13	155,000	151
Roche Holdings, 5.00%, 3/1/14 (3)	70,000	74
Rogers Communications, 5.50%, 3/15/14	100,000	101
Rogers Communications, 6.80%, 8/15/18	135,000	141
Rogers Wireless, 7.50%, 3/15/15	140,000	150
Simon Property, 5.75%, 12/1/15	220,000	199
Simon Property, 6.75%, 5/15/14	40,000	40

SLM Corporation, 5.125%, 8/27/12	55,000	41
SLM Corporation, 8.45%, 6/15/18	155,000	105
SLM Corporation, FRN, 1.232%, 7/27/09	15,000	15
Southern Company, 4.15%, 5/15/14	70,000	70
Southern Company, 5.30%, 1/15/12	70,000	74
Southern Natural Gas, 5.90%, 4/1/17 (3)	55,000	49
State Street, 4.30%, 5/30/14	40,000	40
Sun Life Financial Global Funding, FRN, 1.416%, 10/6/13 (3)	180,000	124
Sunoco, 5.75%, 1/15/17	146,000	137
Sysco, 5.25%, 2/12/18	75,000	76
Tampa Electric, 6.15%, 5/15/37	175,000	156
Telecom Italia Capital, 5.25%, 11/15/13	110,000	107
Telefonica Emisiones, 6.221%, 7/3/17	155,000	163
TEPPCO Partners, 7.55%, 4/15/38	195,000	172
Teva Pharmaceutical Finance, 5.55%, 2/1/16	170,000	173
Texas Gas Transmission, 5.50%, 4/1/13 (3)	210,000	198
Thomson Reuters, 6.50%, 7/15/18	110,000	110
Time Warner, 6.875%, 6/15/18	165,000	161
Time Warner Cable, 5.40%, 7/2/12	235,000	240
Time Warner Cable, 8.25%, 2/14/14	120,000	133
Transatlantic Holdings, 5.75%, 12/14/15	125,000	79
Transocean, 5.25%, 3/15/13	55,000	57
U.S. Bancorp, 4.20%, 5/15/14	80,000	81
U.S. Bancorp, 4.50%, 7/29/10	140,000	144
Union Electric, 5.40%, 2/1/16	210,000	197
Union Pacific, 5.70%, 8/15/18	105,000	102
United Technologies, 5.375%, 12/15/17	75,000	77
United Technologies, 5.40%, 5/1/35	75,000	67
Valero Energy, 6.125%, 6/15/17	250,000	239

Veolia Environment, 6.00%, 6/1/18	160,000	154
Verizon Communications, 6.90%, 4/15/38	125,000	127
Verizon Communications, 8.75%, 11/1/18	90,000	108
Verizon Global Funding, 7.75%, 12/1/30	140,000	153
Verizon Wireless, 8.50%, 11/15/18 (3)	145,000	174
Virginia Electric & Power, 4.50%, 12/15/10	155,000	159
Vivendi Universal, 5.75%, 4/4/13 (3)	155,000	150
Vodafone, 5.625%, 2/27/17	150,000	156
Wachovia, 5.75%, 2/1/18	185,000	174
Waste Management, 6.10%, 3/15/18	235,000	236
WEA Finance, 7.50%, 6/2/14 (3)	80,000	79
WellPoint, 5.00%, 1/15/11	110,000	113
Wells Fargo, 4.875%, 1/12/11	160,000	165
Wells Fargo Bank, 4.75%, 2/9/15	250,000	222
West Penn Power, 5.95%, 12/15/17 (3)	105,000	95
Westar Energy, 5.10%, 7/15/20	70,000	58
Willis North America, 6.20%, 3/28/17	110,000	87
Wyeth, 5.95%, 4/1/37	125,000	129
Xerox, 5.50%, 5/15/12	80,000	79
Xerox, 5.65%, 5/15/13	30,000	30
Xerox, 6.35%, 5/15/18	115,000	101
Xstrata Finance Canada, 5.50%, 11/16/11 (3)	145,000	133
XTO Energy, 5.65%, 4/1/16	140,000	139
Total Corporate Bonds (Cost $28,948)		27,678

ASSET-BACKED SECURITIES 0.6%

AmeriCredit Automobile Receivables Trust Series 2006-RM, Class A3 5.53%, 1/6/14	1,035,000	929

Capital Auto Receivables Asset Trust Series 2006-1, Class B 5.26%, 10/15/10	210,000	210
Capital Auto Receivables Asset Trust Series 2006-SN1A, Class A4A 5.321%, 3/20/10 (3)	186,427	185
Capital Auto Receivables Asset Trust Series 2006-SN1A, Class B 5.50%, 4/20/10 (3)	100,000	97
Capital One Multi-Asset Execution Trust Series 2007, Class C2, VR 0.644%, 11/17/14	750,000	569
Capital One Multi-Asset Execution Trust Series 2007-C3, Class C3, VR 0.634%, 4/15/13	315,000	276
Capital One Multi-Asset Execution Trust Series 2008-A1, Class A1, VR 1.094%, 11/15/12	500,000	499
Chase Funding Mortgage Loan Series 2002-2, Class 1M1 5.599%, 9/25/31	11,692	8
CNH Equipment Trust Series 2007-A, Class B 5.09%, 6/16/14	225,000	159
Detroit Edison Securitization Funding Series 2001-1, Class A5 6.42%, 3/1/15	300,000	329
GE Capital Credit Card Master Note Trust Series 2006-1, Class A 5.08%, 9/17/12	190,000	190
GE Capital Credit Card Master Note Trust Series 2007-3, Class C, VR 0.644%, 6/15/13	400,000	344
GE Equipment Small Ticket Series 2005-1A, Class A4 4.51%, 12/22/14 (3)	96,587	97
Marriott Vacation Club Owner Trust Series 2006-1A, Class A 5.737%, 4/20/28 (3)	220,398	189

Marriott Vacation Club Owner Trust Series 2006-2A, Class A 5.362%, 10/20/28 (3)	75,420	63
MBNA Credit Card Master Note Trust Series 2006-C3, Class C3, VR 0.634%, 10/15/13	170,000	140
SLM Student Loan Trust Series 2008-4, Class A2, VR 2.142%, 7/25/16	250,000	249
Triad Auto Receivables Owner Trust Series 2006-B, Class A4 5.52%, 11/12/12	350,000	338
USAA Auto Owner Trust Series 2008-1, Class A3 4.16%, 4/16/12	225,000	229
Total Asset-Backed Securities (Cost $5,622)		5,100

NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 0.7%

American Tower Trust Series 2007-1A, Class D 5.957%, 4/15/37 (3)	210,000	179
Banc of America Commercial Mortgage Series 2003-1, Class A2 4.648%, 9/11/36	400,000	375
Banc of America Commercial Mortgage Series 2005-3, Class A2 4.501%, 7/10/43	485,000	482
Bank of America Mortgage Securities Series 2004-A, Class 2A2, CMO, ARM 5.464%, 2/25/34	59,007	52
Bank of America Mortgage Securities Series 2004-D, Class 2A2, CMO, ARM 3.89%, 5/25/34	48,669	40
Bank of America Mortgage Securities Series 2004-H, Class 2A2, CMO, ARM 4.751%, 9/25/34	44,043	35

Bank of America Mortgage Securities Series 2004-I, Class 3A2, CMO, ARM 4.803%, 10/25/34	48,891	40
Bank of America Mortgage Securities Series 2005-J, Class 2A1, CMO, ARM 5.087%, 11/25/35	255,392	177
Bank of America Mortgage Securities Series 2005-J, Class 3A1, CMO, ARM 5.24%, 11/25/35	134,177	102
Bear Stearns Commercial Mortgage Securities Series 2005-PW10, Class A1 5.085%, 12/11/40	219,661	221
Bear Stearns Commercial Mortgage Securities Series 2005-PWR9, Class AAB 4.804%, 9/15/42	300,000	295
Bear Stearns Commercial Mortgage Securities Series 2005-T18, Class A1, VR 4.274%, 2/13/42	39,059	39
Bear Stearns Commercial Mortgage Securities Series 2005-T20, Class A1 4.94%, 10/12/42	84,639	85
Bear Stearns Commercial Mortgage Securities Series 2007-PW15, Class AAB 5.315%, 2/11/44	450,000	387
Credit Suisse First Boston Mortgage Securities Series 2005-C2, Class A4 4.832%, 4/15/37	725,000	616
Credit Suisse Mortgage Capital Certification Series 2006-C4, Class A3 5.467%, 9/15/39	325,000	235
GE Capital Commercial Mortgage Series 2001-1, Class A2 6.531%, 5/15/33	225,000	227
GE Capital Commercial Mortgage Series 2005-C4, Class A1 5.082%, 11/10/45	156,061	157
GMAC Commercial Mortgage Securities Series 2001-C2, Class A2 6.70%, 4/15/34	273,090	281

Greenwich Capital Commercial Funding Series 2005-GG3, Class AAB 4.619%, 8/10/42	85,000	81
JPMorgan Chase Commercial Mortgage Securities Series 2001-CIB2, Class A2 6.244%, 4/15/35	135,510	134
JPMorgan Chase Commercial Mortgage Securities Series 2001-CIBC, Class A3 6.26%, 3/15/33	236,227	238
JPMorgan Chase Commercial Mortgage Securities Series 2005-LDP4, Class ASB, VR 4.824%, 10/15/42	475,000	467
JPMorgan Chase Commercial Mortgage Securities Series 2006-CB15, Class A4, VR 5.814%, 6/12/43	220,000	175
JPMorgan Chase Mortgage Acquisition Series 2007-CH1, Class AV2, CMO, VR 0.369%, 11/25/36	38,328	33
LB-UBS Commercial Mortgage Trust Series 2004-C2, Class A2 3.246%, 3/15/29	161,091	160
Merrill Lynch/Countrywide Mortgage Trust Series 2007-7, Class A1 5.549%, 6/12/50	372,568	377
PNC Mortgage Acceptance Series 1999-CM1, Class A1B, VR 7.33%, 12/10/32	295,200	296
Wells Fargo Mortgage Backed Securities Trust Series 2003-O, Class 5A1, CMO, ARM 4.806%, 1/25/34	187,600	161
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR2, Class 2A2, CMO, ARM 4.551%, 3/25/35	101,313	79
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR16, Class A1, CMO, ARM 5.664%, 10/25/36	356,638	232
Total Non-U.S. Government Mortgage-Backed Securities (Cost $7,008)		6,458

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 3.7%

U.S. Government Agency Obligations 3.4% (4)

Federal Home Loan Mortgage		
4.50%, 11/1/18 - 4/1/35	973,592	988
5.00%, 10/1/18 - 10/1/35	654,724	677
5.50%, 3/1/18 - 12/1/33	419,988	439
6.00%, 10/1/16 - 8/1/38	1,227,191	1,291
6.50%, 3/1/32 - 9/1/32	658,287	708
7.00%, 11/1/30 - 6/1/32	11,776	13
Federal Home Loan Mortgage, ARM		
4.45%, 7/1/35	28,431	29
5.053%, 11/1/35	109,551	114
5.265%, 9/1/32	2,796	3
5.339%, 2/1/37	663,234	690
5.347%, 1/1/36	49,404	51
5.444%, 2/1/37	330,146	343
5.984%, 12/1/36	255,741	268
5.996%, 11/1/36	312,997	327
5.997%, 1/1/37	118,647	124
6.018%, 10/1/36	287,793	300
6.105%, 10/1/36	304,433	319
6.208%, 8/1/36	397,090	417
Federal Home Loan Mortgage, CMO		
5.50%, 8/15/16 - 4/15/28	658,223	686
6.50%, 8/15/30	300,575	314
Federal Home Loan Mortgage, CMO, IO, 4.50%, 5/15/16	109,593	5
Federal National Mortgage Assn.		
4.50%, 5/1/19 - 4/1/39	3,053,721	3,105
5.00%, 9/1/19 - 9/1/35	3,139,836	3,231

United Mexican States, 6.375%, 1/16/13	95,000	103
Total Foreign Government Obligations & Municipalities (Cost $2,093)		2,106

MUNICIPAL SECURITIES 0.3%

Arizona 0.0%		
Salt River Agricultural Improvement & Power, 5.00%, 1/1/38	200,000	202
		202
California 0.0%		
California, Build America, GO, 7.55%, 4/1/39	40,000	39
		39
District of Columbia 0.0%		
District of Columbia, GO, 4.75%, 6/1/31 (5)	30,000	29
		29
Florida 0.0%		
Orange County, Tourist Dev., 5.00%, 10/1/18	225,000	234
		234
Georgia 0.1%		
Atlanta Water & Sewer, 5.50%, 11/1/17	150,000	170
DeKalb County Water & Sewer, 5.00%, 10/1/35 (5)	180,000	186
Metro Atlanta Rapid Transit Auth., Tax-Free Third Party Indenture, 5.00%, 7/1/37 (5)	105,000	105
		461
Illinois 0.0%		
Chicago Transit Auth., 6.899%, 12/1/40	135,000	143
		143

Total Investments in Securities	
101.2% of Net Assets (Cost $923,472)	**$ 878,170**

‡	Denominated in U.S. dollars unless otherwise noted.
(1)	Non-income producing
(2)	All or a portion of this security is on loan at May 31, 2009 -- total value of such securities at period-end amounts to $13,328. See Note 4.
(3)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $4,977 and represents 0.6% of net assets.
(4)	The issuer currently operates under a federal conservatorship; however, its securities are neither issued nor guaranteed by the U.S. government.
(5)	Insured by Financial Security Assurance Inc.
(6)	Insured by AMBAC Assurance Corp.
(7)	SEC 30-day yield
(8)	Affiliated Companies
(9)	Seven-day yield
ADR	American Depository Receipts
ARM	Adjustable Rate Mortgage
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CMO	Collateralized Mortgage Obligation
DKK	Danish Krone
EUR	Euro
FRN	Floating-Rate Note
GBP	British Pound
GDR	Global Depository Receipts
GDS	Global Depository Shares
GO	General Obligation
HKD	Hong Kong Dollar
IO	Interest Only security for which the fund receives interest on notional principal
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
REIT	Real Estate Investment Trust
SEK	Swedish Krona
SGD	Singapore Dollar
STEP	Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)
TWD	Taiwan Dollar
VR	Variable Rate; rate shown is effective rate at period-end.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $923,472)	$ 878,170
Receivable for investment securities sold	5,186
Dividends and interest receivable	3,024
Receivable for shares sold	1,300
Cash	21
Other assets	427
Total assets	888,128
Liabilities	
Obligation to return securities lending collateral	13,706
Payable for investment securities purchased	5,610
Investment management fees payable	396
Payable for shares redeemed	313
Due to affiliates	167
Other liabilities	444
Total liabilities	20,636
NET ASSETS	$ 867,492
Net Assets Consist of:	
Undistributed net investment income	$ 6,971
Accumulated undistributed net realized loss	(150,453)
Net unrealized loss	(45,347)
Paid-in capital applicable to 51,875,510 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized	1,056,321
NET ASSETS	$ 867,492
NET ASSET VALUE PER SHARE	$ 16.72

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Personal Strategy Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Personal Strategy Growth Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on July 29, 1994. The fund seeks the highest total return over time consistent with a primary emphasis on capital growth and a secondary emphasis on income. The fund pursues this objective by investing in a diversified portfolio typically consisting of about 80% stocks and 20% bonds and money market securities.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Paydown gains and losses are recorded as an adjustment to interest income. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $20,000 for the year ended May 31, 2009. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

New Accounting Pronouncements On June 1, 2008, the fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosures of fair value measurements in the financial statements. Adoption of FAS 157 did not have a material impact on the fund’s net assets or results of operations.

On December 1, 2008, the fund adopted Statement of Financial Accounting Standards No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Adoption of FAS 161 had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under FAS 157. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities. Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s investments, based on the inputs used to determine their values on May 31, 2009:

Following is a reconciliation of the fund’s Level 3 investments for the year ended May 31, 2009:

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended May 31, 2009, the fund invested in derivative instruments. As defined by Statement of Financial Accounting Standards No. 133 (FAS 133), Accounting for Derivative Instruments and Hedging Activities, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts. The fund’s period-end derivatives, as presented in the Portfolio of Investments or the tables following, generally are indicative of the volume of its derivative activity during the period.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting as prescribed by FAS 133, even for derivatives employed as economic hedges. As of May 31, 2009, the fund held credit derivatives with a fair value of $77,000, included in Other Liabilities, on the accompanying Statement of Assets and Liabilities.

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended May 31, 2009, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract value (initial margin deposit); the margin deposit must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day (variation margin) to settle daily fluctuations in the value of the contract, which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contracts are closed. For a futures contract, the value included in net assets is the amount of unsettled variation margin; variation margin receivable is included in Other Assets and variation margin payable is included in Other Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment.

Swaps The fund is subject to interest rate risk and credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risks. The fund may use swaps in an effort to manage exposure to changes in interest rates and credit quality, to adjust overall exposure to certain markets, to enhance total return or protect the value of portfolio securities, to serve as a cash management tool, and/or to adjust portfolio duration and credit exposure. The value of a swap included in net assets is the unrealized gain or loss on the contract. Appreciated swaps are included in Other Assets and depreciated swaps are included in Other Liabilities in the accompanying Statement of Assets and Liabilities. Net periodic receipts or payments required by swaps are accrued daily and are recorded as realized gain or loss for financial reporting purposes; fluctuations in the fair value of swaps are reflected in the change in net unrealized gain or loss and are reclassified to realized gain or loss upon termination prior to maturity or cash settlement.

Interest rate swaps are agreements to exchange cash flows based on the difference between specified interest rates applied to a notional principal amount for a specified period of time. Risks related to the use of interest rate swaps include the potential for unanticipated movements in interest and/or currency rates, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, index, or issuer thereof. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. Generally, the payment risk for the seller of protection is inversely related to the current market price of the underlying credit; therefore, the payment risk increases as the price of the relevant underlying credit declines due to market valuations of credit quality. As of May 31, 2009, the notional amount of protection sold by the fund totaled $350,000 (0.04% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

Counterparty Risk and Collateral The fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with over-the-counter (OTC) derivatives, including swaps and forward currency exchange contracts. Subject to certain minimum exposure requirements (which range from $100,000 to $500,000), collateral generally is determined based on the net aggregate unrealized gain or loss on all OTC derivative contracts with a particular counterparty. Collateral, both pledged by and for the benefit of the fund, is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies. Securities posted as collateral by the fund are so noted in the accompanying Portfolio of Investments and remain in the fund’s net assets. As of May 31, 2009, no collateral was pledged by either the fund or counterparties.

The fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is the aggregate unrealized gain on appreciated contracts in excess of any collateral pledged by the counterparty for the benefit of the fund. Counterparty risk related to exchange-traded futures and options contracts is minimal because the exchange’s clearinghouse provides protection against defaults. In accordance with standard derivatives agreements, counterparties to OTC derivatives may be able to terminate derivative contracts prior to maturity in the event the fund fails to maintain sufficient asset coverage; its net assets decline by stated percentages; or it otherwise fails to meet the terms of its agreements, which would cause the fund to accelerate payment of any net liability owed to the counterparty under the contract. For exchange-traded derivatives such as futures and options, each broker in its sole discretion may change margin requirements applicable to the fund.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Repurchase Agreements All repurchase agreements are fully collateralized by U.S. government securities. Collateral is in the possession of the fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. Collateral is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. On May 31, 2009, the value of loaned securities was $13,328,000.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $432,477,000 and $409,259,000, respectively, for the year ended May 31, 2009. Purchases and sales of U.S. government securities aggregated $74,479,000 and $124,748,000, respectively, for the year ended May 31, 2009.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. For the year ended May 31, 2009, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Distributions during the years ended May 31, 2009, and May 31, 2008, were characterized for tax purposes as follows:

At May 31, 2009, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales. The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of May 31, 2009, all unused capital loss carryforwards expire in fiscal 2017. Pursuant to federal income tax regulations applicable to investment companies, recognition of capital losses on certain transactions is deferred until the subsequent tax year. Consequently, realized losses reflected in the accompanying financial statements include net capital losses realized between November 1 and the fund’s fiscal year-end that have not been recognized for tax purposes (Post-October loss deferrals).

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.30% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At May 31, 2009, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended May 31, 2009, expenses incurred pursuant to these service agreements were $200,000 for Price Associates, $672,000 for T. Rowe Price Services, Inc., and $844,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

The fund may also invest in certain T. Rowe Price institutional funds (underlying institutional funds) as a means of gaining efficient and cost-effective exposure to certain markets. The underlying institutional funds are open-end management investment companies managed by Price Associates and/or T. Rowe Price International, Inc. (collectively, the Price managers) and are considered affiliates of the fund. Each underlying institutional fund pays an all-inclusive management and administrative fee to its Price manager. To ensure that the fund does not incur duplicate fees, each Price manager has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset the fees paid by the underlying institutional funds related to fund assets invested therein. Accordingly, the accompanying Statement of Operations includes management fees permanently waived pursuant to this agreement. Annual fee rates and amounts waived within the accompanying Statement of Operations related to shares of the underlying institutional funds for the year ended May 31, 2009, are as follows:

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price Personal Strategy Funds, Inc. and
Shareholders of T. Rowe Price Personal Strategy Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Personal Strategy Growth Fund (one of the portfolios comprising T. Rowe Price Personal Strategy Funds, Inc., hereafter referred to as the “Fund”) at May 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2009 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 13, 2009

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 5/31/09

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $176,000 from short-term capital gains.

For taxable non-corporate shareholders, $14,375,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $9,647,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 10, 2009, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the severity of market turmoil in 2008, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research during 2008. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee was above the median for comparable funds. The information also indicated that the fund’s expense ratio was above the median for certain groups of comparable funds but at or below the median for other groups of comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past Five Years and Directorships of
Year Elected*	Other Public Companies

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004)
2005

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Under Armour (2008 to present); Director, Vornado
2001	Real Estate Investment Trust (2004 to present); Director, Mercantile
Bankshares (2002 to 2007); Member, Advisory Board, Deutsche Bank
North America (2004 to present); Director, Chairman of the Board, and
Chief Executive Officer, The Rouse Company, real estate developers
(1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1994

Karen N. Horn	Director, Eli Lilly and Company (1987 to present); Director, Simon
(1943)	Property Group (2004 to present); Director, Norfolk Southern (2008
2003	to present); Director, Georgia Pacific (2004 to 2005)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company (1991 to present); Partner, Blackstone Real Estate
2001	Advisors, L.P. (1992 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc. (1984
2009	to 2008)

*Each independent director oversees 125 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past Five Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1956)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of
2006	the Board, Director, and President, T. Rowe Price Investment Services,
[125]	Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset
Management Limited, T. Rowe Price Global Investment Services
Limited, T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price
Savings Bank, and T. Rowe Price Services, Inc.; Director, T. Rowe Price
International, Inc.; Chief Executive Officer, Chairman of the Board,
Director, and President, T. Rowe Price Trust Company; Chairman of the
Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[70]	Trust Company; Vice President, Personal Strategy Funds

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held with Personal Strategy Funds	Principal Occupation(s)

Christopher D. Alderson (1962)	Chief Executive Officer and President, T. Rowe
Vice President	Price International, Inc.; Vice President, T. Rowe
Price Global Investment Services Limited and
T. Rowe Price Group, Inc.

Jerome A. Clark, CFA (1961)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Ian D. Kelson (1956)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Global Investment Services Limited,
T. Rowe Price Group, Inc., and T. Rowe Price
International, Inc.

John H. Laporte, CFA (1945)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

John D. Linehan, CFA (1965)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Mary J. Miller, CFA (1955)	Director, T. Rowe Price Trust Company; Director
Vice President	and Vice President, T. Rowe Price; Vice
President, T. Rowe Price Group, Inc.

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Edmund M. Notzon III, Ph.D., CFA (1945)	Vice President, T. Rowe Price, T. Rowe Price
President	Global Investment Services Limited, T. Rowe
Price Group, Inc., T. Rowe Price Investment
Services, Inc., and T. Rowe Price Trust Company

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price Trust
Company, and T. Rowe Price Services, Inc.; Vice
President, T. Rowe Price, T. Rowe Price Global
Asset Management Limited, T. Rowe Price Global
Investment Services Limited, T. Rowe Price
Group, Inc., T. Rowe Price International, Inc., and
T. Rowe Price Retirement Plan Services, Inc.

Larry J. Puglia, CFA, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Deborah D. Seidel (1962)	Vice President, T. Rowe Price Investment
Vice President	Services, Inc., and T. Rowe Price Services, Inc.

Charles M. Shriver, CFA (1967)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Global Investment Services Limited, and T. Rowe
Price Group, Inc.

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Mark J. Vaselkiv (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Richard T. Whitney, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Ms. Karen N. Horn qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Horn is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,922,000 and $1,529,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Personal Strategy Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 21, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 21, 2009

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	July 21, 2009